UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2014

E2open, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35598	94-3366487
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 East Third Avenue, Suite 400

Foster City, California 94404

(Address of principal executive offices, including zip code)

(650) 645-6500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On September 10, 2014, E2open, Inc. (the “Company”) issued a press release announcing preliminary results for its second fiscal quarter ended August 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this Item 2.02 and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2014, David W. Packer resigned from his position as Chief Sales Officer of the Company, effective immediately, but will continue as an employee of the Company until February 28, 2015 (the “Termination Date”) to assist the Company with an orderly transition of responsibilities.

In connection with Mr. Packer’s pending departure, the Company and Mr. Packer entered into a Separation Agreement and Release (the “Agreement”) on September 10, 2014. During the period from the date of the Agreement until the Termination Date, Mr. Packer will continue to receive his salary, one-half of the bonus payments that he would have received under his bonus plans with the Company had he remained in the position as Chief Sales Officer, other employee benefits and vesting of his equity awards at the same levels as immediately prior to the Agreement. The Agreement supersedes and replaces all other compensatory and severance arrangements between the Company and Mr. Packer, including the Change in Control Severance Agreement between the Company and Mr. Packer dated July 16, 2012, but excluding certain equity award agreements. All payments and benefits described above are subject to Mr. Packer not revoking his release agreement within the applicable statutory revocation period.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which the Company intends to file as an exhibit to its Form 10-Q for the applicable period.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated September 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2014

E2OPEN, INC.

By:	/s/ Peter J. Maloney
Name:	Peter J. Maloney
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated September 10, 2014